Exhibit 10.3

State of California	Department of Health Services

Memorandum

Date:	August 9, 2005

To:	HIV/AIDS Pharmacy Pilot Project Participants

From:	Stephen Berk, Pharmaceutical Consultant Benefits Branch, Pharmacy Unit 1501 Capitol Ave, Suite 71.3041 MS 4604 Sacramento, CA 95899

Subject:	Contracts

Enclosed is the contract to be signed for participation in the HIV/AIDS Pharmacy Pilot Project. Please provide original signatures on six copies of the STD 213 (preferably in blue ink). Also complete and return form CCC 304. You may keep the copies of the exhibits and one copy of the STD 213. You may also want to copy form CCC 304 for your records.

Included in this packet are the following items:

STD 213: This is the cover-page for the contract and indicates all the exhibits that are included in the agreement. Note Exhibit C is not included but can be accessed via the Internet as indicated. Item #3 on the STD 213 indicates the maximum amount of the agreement is not applicable. This is because the payments are made through the Fiscal Intermediary. The actual terms of the agreement are indicated in Exhibit B (Budget Detail and Payment Provisions).

Exhibit A: This is the Scope of Work document. Most of the information here was taken from the statute that authorizes the pilot project. If any information in item 4 needs to be corrected, this can be done via e-mail.

Exhibit B: Budget Detail and Payment Provisions. This indicates participants will be paid an additional $9.50 fee for each fee-for-service Medi-Cal prescription paid via the Fiscal Intermediary (item 1).

CCC 304: This is the form to complete and return signifying compliance with Exhibit C (GTC 304).

Exhibit D: Special Terms and Conditions. Again, legal and the contracting unit require this. If there are any questions regarding this, let me know and I will try to answer.

Exhibit E: Additional Provisions. Standard contract language, if any questions, let me know.

Exhibit F: HIPPA Business Associate Addendum.

STATE OF CALIFORNIA

STANDARD AGREEMENT

STD 213 (DHS Rev 7/04)

REGISTRATION NUMBER	AGREEMENT NUMBER

04-36125

1.	This Agreement is entered into between the State Agency and the Contractor named below:

	STATE AGENCY’S NAME	(Also referred to as CDHS, DHS, or the State)

California Department of Health Services

	CONTRACTOR’S NAME	(Also referred to as Contractor)

Moms Pharmacy DBA Medicine Made Easy

2.	The term of this Agreement is: September 1, 2004 through December 31, 2007

3.	The maximum amount of this Agreement is: $ Not applicable

4.	The parties agree to comply with the terms and conditions of the following exhibits, which are by this reference made a part of this Agreement.

Exhibit A – Scope of Work	3 pages

Exhibit B – Budget Detail and Payment Provisions	2 pages

Exhibit C* – General Terms and Conditions	GTC 304

Exhibit D – Special Terms and Conditions – Federal (Attached hereto as part of this agreement)	14 pages

Exhibit E – Additional Provisions	6 pages

Exhibit F – HIPAA Business Associate Addendum	6 pages

See Exhibit E, Provision 1, for additional incorporated exhibits.

Items shown above with an Asterisk (*), are hereby incorporated by reference and made part of this agreement as if attached hereto.

These documents can be viewed at http://www.ols.dgs.ca.gov/Standard+Language.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.

CONTRACTOR	California Department of General Services Use Only

CONTRACTOR’S NAME (if other than an individual, state whether a corporation, partnership, etc.)

Moms Pharmacy DBA Medicine Made Easy (corporation)

BY (Authorized Signature)	DATE SIGNED (Do not type)

?

PRINTED NAME AND TITLE OF PERSON SIGNING

ADDRESS

STATE OF CALIFORNIA

AGENCY NAME

California Department of Health Services

BY (Authorized Signature)	DATE SIGNED (Do not type)

?

PRINTED NAME AND TITLE OF PERSON SIGNING	☐ Exempt per:

Terri L. Anderson, Chief, Contracts and Purchasing Services Section

ADDRESS

1501 Capitol Avenue, Suite 71.2101, MS 1403, P.O. Box 997413 Sacramento, CA 95899-7413

STATE OF CALIFORNIA

STANDARD AGREEMENT

STD 213 (DHS Rev 7/04)

REGISTRATION NUMBER	AGREEMENT NUMBER

04-36125

1.	This Agreement is entered into between the State Agency and the Contractor named below:

	STATE AGENCY’S NAME	(Also referred to as CDHS, DHS, or the State)

California Department of Health Services

	CONTRACTOR’S NAME	(Also referred to as Contractor)

Moms Pharmacy DBA Medicine Made Easy

2.	The term of this Agreement is: September 1, 2004 through December 31, 2007

3.	The maximum amount of this Agreement is: $ Not applicable

4.	The parties agree to comply with the terms and conditions of the following exhibits, which are by this reference made a part of this Agreement.

Exhibit A – Scope of Work	3 pages

Exhibit B – Budget Detail and Payment Provisions	2 pages

Exhibit C* – General Terms and Conditions	GTC 304

Exhibit D – Special Terms and Conditions – Federal (Attached hereto as part of this agreement)	14 pages

Exhibit E – Additional Provisions	6 pages

Exhibit F – HIPAA Business Associate Addendum	6 pages

See Exhibit E, Provision 1, for additional incorporated exhibits.

Items shown above with an Asterisk (*), are hereby incorporated by reference and made part of this agreement as if attached hereto.

These documents can be viewed at http://www.ols.dgs.ca.gov/Standard+Language.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.

CONTRACTOR	California Department of General Services Use Only

CONTRACTOR’S NAME (if other than an individual, state whether a corporation, partnership, etc.)

Moms Pharmacy DBA Medicine Made Easy (corporation)

BY (Authorized Signature)	DATE SIGNED (Do not type)

?

PRINTED NAME AND TITLE OF PERSON SIGNING

ADDRESS

STATE OF CALIFORNIA

AGENCY NAME

California Department of Health Services

BY (Authorized Signature)	DATE SIGNED (Do not type)

?

PRINTED NAME AND TITLE OF PERSON SIGNING	☐ Exempt per:

Terri L. Anderson, Chief, Contracts and Purchasing Services Section

ADDRESS

1501 Capitol Avenue, Suite 71.2101, MS 1403, P.O. Box 997413 Sacramento, CA 95899-7413

STATE OF CALIFORNIA

STANDARD AGREEMENT

STD 213 (DHS Rev 7/04)

REGISTRATION NUMBER	AGREEMENT NUMBER

04-36125

1.	This Agreement is entered into between the State Agency and the Contractor named below:

	STATE AGENCY’S NAME	(Also referred to as CDHS, DHS, or the State)

California Department of Health Services

	CONTRACTOR’S NAME	(Also referred to as Contractor)

Moms Pharmacy DBA Medicine Made Easy

2.	The term of this Agreement is: September 1, 2004 through December 31, 2007

3.	The maximum amount of this Agreement is: $ Not applicable

4.	The parties agree to comply with the terms and conditions of the following exhibits, which are by this reference made a part of this Agreement.

Exhibit A – Scope of Work	3 pages

Exhibit B – Budget Detail and Payment Provisions	2 pages

Exhibit C* – General Terms and Conditions	GTC 304

Exhibit D – Special Terms and Conditions – Federal (Attached hereto as part of this agreement)	14 pages

Exhibit E – Additional Provisions	6 pages

Exhibit F – HIPAA Business Associate Addendum	6 pages

See Exhibit E, Provision 1, for additional incorporated exhibits.

Items shown above with an Asterisk (*), are hereby incorporated by reference and made part of this agreement as if attached hereto.

These documents can be viewed at http://www.ols.dgs.ca.gov/Standard+Language.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.

CONTRACTOR	California Department of General Services Use Only

CONTRACTOR’S NAME (if other than an individual, state whether a corporation, partnership, etc.)

Moms Pharmacy DBA Medicine Made Easy (corporation)

BY (Authorized Signature)	DATE SIGNED (Do not type)

?

PRINTED NAME AND TITLE OF PERSON SIGNING

ADDRESS

STATE OF CALIFORNIA

AGENCY NAME

California Department of Health Services

BY (Authorized Signature)	DATE SIGNED (Do not type)

?

PRINTED NAME AND TITLE OF PERSON SIGNING	☐ Exempt per:

Terri L. Anderson, Chief, Contracts and Purchasing Services Section

ADDRESS

1501 Capitol Avenue, Suite 71.2101, MS 1403, P.O. Box 997413 Sacramento, CA 95899-7413

STATE OF CALIFORNIA

STANDARD AGREEMENT

STD 213 (DHS Rev 7/04)

REGISTRATION NUMBER	AGREEMENT NUMBER

04-36125

1.	This Agreement is entered into between the State Agency and the Contractor named below:

	STATE AGENCY’S NAME	(Also referred to as CDHS, DHS, or the State)

California Department of Health Services

	CONTRACTOR’S NAME	(Also referred to as Contractor)

Moms Pharmacy DBA Medicine Made Easy

2.	The term of this Agreement is: September 1, 2004 through December 31, 2007

3.	The maximum amount of this Agreement is: $ Not applicable

4.	The parties agree to comply with the terms and conditions of the following exhibits, which are by this reference made a part of this Agreement.

Exhibit A – Scope of Work	3 pages

Exhibit B – Budget Detail and Payment Provisions	2 pages

Exhibit C* – General Terms and Conditions	GTC 304

Exhibit D – Special Terms and Conditions – Federal (Attached hereto as part of this agreement)	14 pages

Exhibit E – Additional Provisions	6 pages

Exhibit F – HIPAA Business Associate Addendum	6 pages

See Exhibit E, Provision 1, for additional incorporated exhibits.

Items shown above with an Asterisk (*), are hereby incorporated by reference and made part of this agreement as if attached hereto.

These documents can be viewed at http://www.ols.dgs.ca.gov/Standard+Language.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.

CONTRACTOR	California Department of General Services Use Only

CONTRACTOR’S NAME (if other than an individual, state whether a corporation, partnership, etc.)

Moms Pharmacy DBA Medicine Made Easy (corporation)

BY (Authorized Signature)	DATE SIGNED (Do not type)

?

PRINTED NAME AND TITLE OF PERSON SIGNING

ADDRESS

STATE OF CALIFORNIA

AGENCY NAME

California Department of Health Services

BY (Authorized Signature)	DATE SIGNED (Do not type)

?

PRINTED NAME AND TITLE OF PERSON SIGNING	☐ Exempt per:

Terri L. Anderson, Chief, Contracts and Purchasing Services Section

ADDRESS

1501 Capitol Avenue, Suite 71.2101, MS 1403, P.O. Box 997413 Sacramento, CA 95899-7413

STATE OF CALIFORNIA

STANDARD AGREEMENT

STD 213 (DHS Rev 7/04)

REGISTRATION NUMBER	AGREEMENT NUMBER

04-36125

1.	This Agreement is entered into between the State Agency and the Contractor named below:

	STATE AGENCY’S NAME	(Also referred to as CDHS, DHS, or the State)

California Department of Health Services

	CONTRACTOR’S NAME	(Also referred to as Contractor)

Moms Pharmacy DBA Medicine Made Easy

2.	The term of this Agreement is: September 1, 2004 through December 31, 2007

3.	The maximum amount of this Agreement is: $ Not applicable

4.	The parties agree to comply with the terms and conditions of the following exhibits, which are by this reference made a part of this Agreement.

Exhibit A – Scope of Work	3 pages

Exhibit B – Budget Detail and Payment Provisions	2 pages

Exhibit C* – General Terms and Conditions	GTC 304

Exhibit D – Special Terms and Conditions – Federal (Attached hereto as part of this agreement)	14 pages

Exhibit E – Additional Provisions	6 pages

Exhibit F – HIPAA Business Associate Addendum	6 pages

See Exhibit E, Provision 1, for additional incorporated exhibits.

Items shown above with an Asterisk (*), are hereby incorporated by reference and made part of this agreement as if attached hereto.

These documents can be viewed at http://www.ols.dgs.ca.gov/Standard+Language.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.

CONTRACTOR	California Department of General Services Use Only

CONTRACTOR’S NAME (if other than an individual, state whether a corporation, partnership, etc.)

Moms Pharmacy DBA Medicine Made Easy (corporation)

BY (Authorized Signature)	DATE SIGNED (Do not type)

?

PRINTED NAME AND TITLE OF PERSON SIGNING

ADDRESS

STATE OF CALIFORNIA

AGENCY NAME

California Department of Health Services

BY (Authorized Signature)	DATE SIGNED (Do not type)

?

PRINTED NAME AND TITLE OF PERSON SIGNING	☐ Exempt per:

Terri L. Anderson, Chief, Contracts and Purchasing Services Section

ADDRESS

1501 Capitol Avenue, Suite 71.2101, MS 1403, P.O. Box 997413 Sacramento, CA 95899-7413

STATE OF CALIFORNIA

STANDARD AGREEMENT

STD 213 (DHS Rev 7/04)

REGISTRATION NUMBER	AGREEMENT NUMBER

04-36125

1.	This Agreement is entered into between the State Agency and the Contractor named below:

	STATE AGENCY’S NAME	(Also referred to as CDHS, DHS, or the State)

California Department of Health Services

	CONTRACTOR’S NAME	(Also referred to as Contractor)

Moms Pharmacy DBA Medicine Made Easy

2.	The term of this Agreement is: September 1, 2004 through December 31, 2007

3.	The maximum amount of this Agreement is: $ Not applicable

4.	The parties agree to comply with the terms and conditions of the following exhibits, which are by this reference made a part of this Agreement.

Exhibit A – Scope of Work	3 pages

Exhibit B – Budget Detail and Payment Provisions	2 pages

Exhibit C* – General Terms and Conditions	GTC 304

Exhibit D – Special Terms and Conditions – Federal (Attached hereto as part of this agreement)	14 pages

Exhibit E – Additional Provisions	6 pages

Exhibit F – HIPAA Business Associate Addendum	6 pages

See Exhibit E, Provision 1, for additional incorporated exhibits.

Items shown above with an Asterisk (*), are hereby incorporated by reference and made part of this agreement as if attached hereto.

These documents can be viewed at http://www.ols.dgs.ca.gov/Standard+Language.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.

CONTRACTOR	California Department of General Services Use Only

CONTRACTOR’S NAME (if other than an individual, state whether a corporation, partnership, etc.)

Moms Pharmacy DBA Medicine Made Easy (corporation)

BY (Authorized Signature)	DATE SIGNED (Do not type)

?

PRINTED NAME AND TITLE OF PERSON SIGNING

ADDRESS

STATE OF CALIFORNIA

AGENCY NAME

California Department of Health Services

BY (Authorized Signature)	DATE SIGNED (Do not type)

?

PRINTED NAME AND TITLE OF PERSON SIGNING	☐ Exempt per:

Terri L. Anderson, Chief, Contracts and Purchasing Services Section

ADDRESS

1501 Capitol Avenue, Suite 71.2101, MS 1403, P.O. Box 997413 Sacramento, CA 95899-7413

STATE OF CALIFORNIA

STANDARD AGREEMENT

STD 213 (DHS Rev 7/04)

REGISTRATION NUMBER	AGREEMENT NUMBER

04-36125

1.	This Agreement is entered into between the State Agency and the Contractor named below:

	STATE AGENCY’S NAME	(Also referred to as CDHS, DHS, or the State)

California Department of Health Services

	CONTRACTOR’S NAME	(Also referred to as Contractor)

Moms Pharmacy DBA Medicine Made Easy

2.	The term of this Agreement is: September 1, 2004 through December 31, 2007

3.	The maximum amount of this Agreement is: $ Not applicable

4.	The parties agree to comply with the terms and conditions of the following exhibits, which are by this reference made a part of this Agreement.

Exhibit A – Scope of Work	3 pages

Exhibit B – Budget Detail and Payment Provisions	2 pages

Exhibit C* – General Terms and Conditions	GTC 304

Exhibit D – Special Terms and Conditions – Federal (Attached hereto as part of this agreement)	14 pages

Exhibit E – Additional Provisions	6 pages

Exhibit F – HIPAA Business Associate Addendum	6 pages

See Exhibit E, Provision 1, for additional incorporated exhibits.

Items shown above with an Asterisk (*), are hereby incorporated by reference and made part of this agreement as if attached hereto.

These documents can be viewed at http://www.ols.dgs.ca.gov/Standard+Language.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.

CONTRACTOR	California Department of General Services Use Only

CONTRACTOR’S NAME (if other than an individual, state whether a corporation, partnership, etc.)

Moms Pharmacy DBA Medicine Made Easy (corporation)

BY (Authorized Signature)	DATE SIGNED (Do not type)

?

PRINTED NAME AND TITLE OF PERSON SIGNING

ADDRESS

STATE OF CALIFORNIA

AGENCY NAME

California Department of Health Services

BY (Authorized Signature)	DATE SIGNED (Do not type)

?

PRINTED NAME AND TITLE OF PERSON SIGNING	☐ Exempt per:

Terri L. Anderson, Chief, Contracts and Purchasing Services Section

ADDRESS

1501 Capitol Avenue, Suite 71.2101, MS 1403, P.O. Box 997413 Sacramento, CA 95899-7413

Medicine Made Easy

04-36125

Exhibit A

Scope of Work

1.	Service Overview

Contractor agrees to provide to the Department of Health Services (DHS) the services described herein.

Contractor shall provide medication therapy management services for people with HIV/AIDS and shall provide DHS with the necessary information to assess the effectiveness of pharmacist care in improving health outcomes for HIV/AIDS patients. Contractor shall serve as one of the Pharmacies (Participants) under the pilot program (Program) established by Welfare and Institutions Code section 14199.

2.	Service Location

The services shall be performed at Contractor’s business premises and at other locations within the State of California.

3.	Service Hours

The services shall be provided during normal Contractor working hours.

4.	Project Representatives

A.	The project representatives during the term of this agreement will be:

Department of Health Services Stephen Berk R.Ph. Telephone: (916) 552-9554 Fax: (916) 552-9563 E-mail: SBerk@dhs.ca.gov	Contractor Bob Fleckenstein Telephone: (310) 972-2999 Fax: (310) 972-2995 E-mail: fleck@momspharmacy.com

B.	Direct all inquiries to:

Department of Health Services

Medi-Cal Policy Division

Attention: Stephen Berk R.Ph.

Mail Station Code 4604

1501 Capitol Avenue, Suite 71.3041

P.O. Box Number 997413

Sacramento, CA 95899-7413

Telephone: (916) 552-9554

Fax: (916) 552-9563

E-mail: SBerk@dhs.ca.gov

Contractor Medicine Made Easy Attention: Bob Fleckenstein 2330 W 205th St Torrance, CA 90501 Telephone: (310) 972-2999 Fax: (310) 972- 2995 E-mail: fleck@momspharmacy.com

C.	Notwithstanding the provisions of Title 22 of the California Code of Regulations, section 51000.40, either party may make changes to the information above by giving written notice to the other party. Said changes shall not require an amendment to this agreement.

Medicine Made Easy

04-36125

Exhibit A

Scope of Work

5.	Services to be Performed

A.	Contractor shall perform the following services for HIV/AIDS patients serviced by the Contractor:

1.	Contractor shall provide patient-specific and individualized services, provided directly by a pharmacist to the patient, or in limited circumstances, such as when patient cannot reasonably come to the pharmacy, to the patient’s caregiver. These services are distinct from generalized patient education and information activities already required by law and provided for in the professional fee for dispensing.

2.	Contractor shall provide face-to-face communication between the patient or caregiver and the pharmacist during delivery of medication therapy management services. When barriers to face-to-face communication exist, patients shall have equivalent access to appropriate alternative delivery methods, as approved by DHS.

3.	Contractor, in consultation with other qualified health care providers, including but not limited to patient’s physician, shall identify patients who should receive medication therapy management services.

4.	Contractor shall provide medication therapy management services based on the individual patient’s needs, which may include, but are not limited to, the following:

a.	Performing or obtaining necessary assessments of the patient’s health status.

b.	Formulating a medication treatment plan.

c.	Selecting, initiating, modifying, or administering medication therapy.

d.	Monitoring and evaluating the patient’s response to therapy, including safety and effectiveness.

e.	Performing a comprehensive medication review to identify, resolve, and prevent medication-related problems, including adverse drug events.

f.	Documenting the care delivered and communicating essential information to the patient’s other primary care providers.

g.	Providing verbal education and training, beyond what is already required by law, that is designed to enhance patient understanding and appropriate use of the patient’s medications.

h.	Providing information, support services, and resources, such as compliance packaging, designed to enhance patient adherence to his or her therapeutic regimens.

i.	Coordinating and integrating medication therapy management services within the broader health care management services being provided to the patient.

j.	Delivering medications to the patient’s home.

k.	Additional outcome measures, as required by DHS.

B.	Contractor shall comply with the following reporting requirements:

1.	Contractor shall provide input at feast annually to DHS and other Participants as identified in the Pharmacy Provider Bulletin to establish appropriate outcome measures, which DHS may require, in its sole discretion.

2.	Contractor shall provide input at least annually to DHS and other Participants as identified in the Pharmacy Provider Bulletin to establish timeframes for reporting of outcomes.

Medicine Made Easy

04-36125

Exhibit A

Scope of Work

3.	Contractor shall comply with appropriate outcome measures and required timeframes for reporting those measures as determined by DHS in its sole discretion, in consultation with the Participants as identified in the Pharmacy Provider Bulletin. Contractor shall report to DHS at least annually, or at shorter intervals as determined by DHS in its sole discretion. DHS shall give Contractor 60 days advance written notice of specific reporting deadlines.

4.	Contractor shall comply with additional outcome measures that DHS may, in its sole discretion, require during the course of the project. This scope of work will be amended when additional outcome measures are required. No additional compensation will be paid to the Contractor for compliance with additional outcome measures.

C.	Contractor shall comply with the following inventory and staffing requirements:

1.	Contractor shall maintain a sufficient quantity of HIV/AIDS medication in its inventory, as determined by DHS in its sole discretion.

2.	Contractor shall purchase HIV medications from state licensed wholesalers.

3.	Contractor shall maintain adequate staffing levels at all times to provide the services required by the Program, as determined by DHS in its sole discretion.

6.	Allowable Informal Scope of Work Changes

A.	The Contractor or the State may propose reasonable informal changes or revisions to the activities, tasks, deliverables and/or performance time frames specified in the Scope of Work, provided such changes do not alter the overall goals and basic purpose of the agreement.

B.	Informal SOW changes may include the substitution of specified activities or tasks; the alteration or substitution of agreement deliverables and modifications to anticipated completion/target dates.

C.	Informal SOW changes processed hereunder, shall not require a formal agreement amendment, provided the estimated payment rates do not increase or decrease.

D.	Unless otherwise stipulated in this agreement, all informal SOW changes and revisions are subject to prior written approval by the State.

A.	In implementing this provision, the State may provide a format for the Contractor’s use to request informal SOW changes. If no format is provided by the State, the Contractor may devise its own format for this purpose.

Medicine Made Easy

04-36125

Exhibit B

Budget Detail and Payment Provisions

1.	Invoicing and Payment

A.	For services satisfactorily rendered, and upon receipt and approval of the claims, the State agrees to compensate the Contractor in accordance with the rates and/or allowable costs specified herein.

B.	All paid fee-for-service Medi-Cal prescription claims processed through DHS’ Fiscal Intermediary (Fl) are covered under this agreement.

C.	Claims for reimbursement shall be submitted in accordance with current instructions provided in the Medi-Cal Provider Manual and Medi-Cal Provider Bulletins, as those instructions are from time to time updated.

D.	Rates Payable

Contractor will be reimbursed for services according to the following rate schedule:

$9.50 per fee-for-service Medi-Cal prescription claim paid, for claims submitted on or after September 1, 2004.

DHS’ Fiscal Intermediary will pay this additional reimbursement to Contractor on a weekly basis. Prescription claims processed electronically or paper billed will not show this additional reimbursement. The additional reimbursement will be paid separately from the routine prescription reimbursement.

2.	Prompt Payment Clause

Payment will be made in accordance with, and within the time specified in, Government Code Chapter 4.5, commencing with Section 927.

3.	Recovery of Overpayments

A.	Contractor agrees that claims based upon a contractual agreement or an audit finding and/or an audit finding that is appealed and upheld, will be recovered by the State and/or Federal Government by one of the following options:

1)	Contractor’s remittance to the State of the full amount of the audit exception within 30 days following the State’s request for repayment;

2)	A repayment schedule which is agreeable to both the State and the Contractor.

B.	The State reserves the right to select which option will be employed and the Contractor will be notified by the State in writing of the claim procedure to be utilized.

C.	Interest on the unpaid balance of the audit finding or debt will accrue at a rate equal to the monthly average of the rate received on investments in the Pooled Money Investment Fund commencing on the date that an audit or examination finding is mailed to the Contractor, beginning 30 days after Contractor’s receipt of the State’s demand for repayment.

D.

If the Contractor has filed a valid appeal regarding the report of audit findings, recovery of the overpayments will be deferred until a final administrative decision on the appeal has been reached. If the Contractor loses the final administrative appeal, Contractor shall repay, to the

Medicine Made Easy

04-36125

Exhibit B

Budget Detail and Payment Provisions

State, the over-claimed or disallowed expenses, plus accrued interest. Interest accrues from the Contractor’s first receipt of State’s notice requesting reimbursement of questioned audit costs or disallowed expenses.

CCC-304

CERTIFICATION

I, the official named below, CERTIFY UNDER PENALTY OF PERJURY that I am duly authorized to legally bind the prospective Contractor to the clause(s) listed below. This certification is made under the laws of the State of California.

Contractor/Bidder Firm Name (Printed)	Federal ID Number

By (Authorized Signature)

Printed Name and Title of Person Signing

Date Executed	Executed in the County of

CONTRACTOR CERTIFICATION CLAUSES

1. STATEMENT OF COMPLIANCE: Contractor has, unless exempted, complied with the nondiscrimination program requirements. (GC 12990 (a-f) and CCR, Title 2, Section 8103) (Not applicable to public entities.)

2. DRUG-FREE WORKPLACE REQUIREMENTS: Contractor will comply with the requirements of the Drug-Free Workplace Act of 1990 and will provide a drug-free workplace by taking the following actions:

a. Publish a statement notifying employees that unlawful manufacture, distribution, dispensation, possession or use of a controlled substance is prohibited and specifying actions to be taken against employees for violations.

b. Establish a Drug-Free Awareness Program to inform employees about:

1) the dangers of drag abuse in the workplace;

2) the person’s or organization’s policy of maintaining a drug-free workplace;

3) any available counseling, rehabilitation and employee assistance programs; and,

4) penalties that may be imposed upon employees for drug abuse violations.

c. Every employee who works on the proposed Agreement will:

1) receive a copy of the company’s drug-free workplace policy statement; and,

2) agree to abide by the terms of the company’s statement as a condition of employment on the Agreement.

Failure to comply with these requirements may result in suspension of payments under the Agreement or termination of the Agreement or both and Contractor may be ineligible for award of any future State agreements if the department determines that any of the following has occurred: the Contractor has made false certification, or violated the certification by failing to carry out the requirements as noted above. (GC 8350 et seq.)

3. NATIONAL LABOR RELATIONS BOARD CERTIFICATION: Contractor certifies that no more than one (1) final unappealable finding of contempt of court by a Federal court has been issued against Contractor within the immediately preceding two-year period because of Contractor’s failure to comply with an order of a Federal court, which orders Contractor to comply with an order of the National Labor Relations Board. (PCC 10296) (Not applicable to public entities.)

4. UNION ORGANIZING: Contractor hereby certifies that no request for reimbursement, or payment under this agreement, will seek reimbursement for costs incurred to assist, promote or deter union organizing.

5. CONTRACTS FOR LEGAL SERVICES $50,000 OR MORE- PRO BONO REQUIREMENT: Contractor hereby certifies that contractor will comply with the requirements of Section 6072 of the Business and Professions Code, effective January 1, 2003.

Contractor agrees to make a good faith effort to provide a minimum number of hours of pro bono legal services during each year of the contract equal to the lessor of 30 multiplied by the number of full time attorneys in the firm’s offices in the State, with the number of hours prorated on an actual day basis for any contract period of less than a full year or 10% of its contract with the State.

Failure to make a good faith effort may be cause for non-renewal of a state contract for legal services, and may be taken into account when determining the award of future contracts with the State for legal services.

6. EXPATRIATE CORPORATIONS: Contractor hereby declares that it is not an expatriate corporation or subsidiary of an expatriate corporation within the meaning of Public Contract Code Section 10286 and 10286.1, and is eligible to contract with the State of California.

7. SWEATFREE CODE OF CONDUCT:

a. All Contractors contracting for the procurement or laundering of apparel, garments or corresponding accessories, or the procurement of equipment, materials, or supplies, other than procurement related to a public works contract, declare under penalty of perjury that no apparel, garments or corresponding accessories, equipment, materials, or supplies furnished to the state pursuant to the contract have been laundered or produced in whole or in part by sweatshop labor, forced labor, convict labor, indentured labor under penal sanction, abusive forms of child labor or exploitation of children in sweatshop labor, or with the benefit of sweatshop labor, forced labor, convict labor, indentured labor under penal sanction, abusive forms of child labor or exploitation of children in sweatshop labor. The contractor further declares under penalty of perjury that they adhere to the Sweatfree Code of Conduct as set forth on the California Department of Industrial Relations website located at www.dir.ca.gov, and Public Contract Code Section 6108.

b. The contractor agrees to cooperate fully in providing reasonable access to the contractor’s records, documents, agents or employees, or premises if reasonably required by authorized officials of the contracting agency, the Department of Industrial Relations, or the Department of Justice to determine the contractor’s compliance with the requirements under paragraph (a).

8. DOMESTIC PARTNERS: Commencing on July 1, 2004 Contractor certifies that it is in compliance with Public Contract Code section 10295.3 with regard to benefits for domestic partners. For any contracts executed or amended, bid packages advertised or made available, or sealed bids received on or after July 1 2004 and prior to January 1, 2007, a contractor may require an employee to pay the costs of providing additional benefits that are offered to comply with PCC 10295.3.

DOING BUSINESS WITH THE STATE OF CALIFORNIA

The following laws apply to persons or entities doing business with the State of California.

1. CONFLICT OF INTEREST: Contractor needs to be aware of the following provisions regarding current or former state employees. If Contractor has any questions on the status of any person rendering services or involved with the Agreement, the awarding agency must be contacted immediately for clarification.

Current State Employees (PCC 10410):

1). No officer or employee shall engage in any employment, activity or enterprise from which the officer or employee receives compensation or has a financial interest and which is sponsored or funded by any state agency, unless the employment, activity or enterprise is required as a condition of regular state employment.

2). No officer or employee shall contract on his or her own behalf as an independent contractor with any state agency to provide goods or services.

Former State Employees (PCC 10411):

1). For the two-year period from the date he or she left state employment, no former state officer or employee may enter into a contract in which he or she engaged in any of the negotiations, transactions, planning, arrangements or any part of the decision-making process relevant to the contract while employed in any capacity by any state agency.

2). For the twelve-month period from the date he or she left state employment, no former state officer or employee may enter into a contract with any state agency if he or she was employed by that state agency in a policy-making position in the same general subject area as the proposed contract within the 12-month period prior to his or her leaving state service.

If Contractor violates any provisions of above paragraphs, such action by Contractor shall render this Agreement void. (PCC 10420)

Members of boards and commissions are exempt from this section if they do not receive payment other than payment of each meeting of the board or commission, payment for preparatory time and payment for per diem. (PCC 10430 (e))

2. LABOR CODE/WORKERS’ COMPENSATION: Contractor needs to be aware of the provisions which require every employer to be insured against liability for Worker’s Compensation or to undertake self-insurance in accordance with the provisions, and Contractor affirms to comply with such provisions before commencing the performance of the work of this Agreement. (Labor Code Section 3700)

3. AMERICANS WITH DISABILITIES ACT: Contractor assures the State that it complies with the Americans with Disabilities Act (ADA) of 1990, which prohibits discrimination on the basis of disability, as well as all applicable regulations and guidelines issued pursuant to the ADA. (42 U.S.C. 12101 et seq.)

4. CONTRACTOR NAME CHANGE: An amendment is required to change the Contractor’s name as listed on this Agreement. Upon receipt of legal documentation of the name change the State will process the amendment. Payment of invoices presented with a new name cannot be paid prior to approval of said amendment.

5. CORPORATE QUALIFICATIONS TO DO BUSINESS IN CALIFORNIA:

a. When agreements are to be performed in the state by corporations, the contracting agencies will be verifying that the contractor is currently qualified to do business in California in order to ensure that all obligations due to the state are fulfilled.

b. “Doing business” is defined in R&TC Section 23101 as actively engaging in any transaction for the purpose of financial or pecuniary gain or profit. Although there are some statutory exceptions to taxation, rarely will a corporate contractor performing within the state not be subject to the franchise tax.

c. Both domestic and foreign corporations (those incorporated outside of California) must be in good standing in order to be qualified to do business in California. Agencies will determine whether a corporation is in good standing by calling the Office of the Secretary of State.

6. RESOLUTION: A county, city, district, or other local public body must provide the State with a copy of a resolution, order, motion, or ordinance of the local governing body which by law has authority to enter into an agreement, authorizing execution of the agreement.

7. AIR OR WATER POLLUTION VIOLATION: Under the State laws, the Contractor shall not be: (1) in violation of any order or resolution not subject to review promulgated by the State Air Resources Board or an air pollution control district; (2) subject to cease and desist order not subject to review issued pursuant to Section 13301 of the Water Code for violation of waste discharge requirements or discharge prohibitions; or (3) finally determined to be in violation of provisions of federal law relating to air or water pollution.

8. PAYEE DATA RECORD FORM STD. 204: This form must be completed by all contractors that are not another state agency or other governmental entity.

California Department of Health Services	Exhibit D

Special Terms and Conditions - Federal

(For federally Funded HIV/AIDS Pilot Project – For Profit service contractors)

The use of headings or titles throughout this exhibit is for convenience only and shall not be used to interpret or to govern the meaning of any specific term or condition. The terms “contract”, “Contractor” and “Subcontractor” shall also mean “grant”, “Grantee” and “Subgrantee” respectively.

Index of Special Terms and Conditions

1.	Federal Equal Employment Opportunity Requirements

2.	Subcontract Requirements

3.	Income Restrictions

4.	Audit and Record Retention

5.	Site Inspection

6.	Federal Contract Funds

7.	Air or Water Pollution Requirements

8.	Confidentiality of Information

9.	Dispute Resolution Process

10.	Human Subjects Use Requirements

11.	Novation Requirements

12.	Debarment and Suspension Certification

13.	Covenant Against Contingent Fees

14.	Performance Evaluation

15.	Officials Not to Benefit

16.	Contract Uniformity (Fringe Benefit Allowability)

17.	Lobbying Restrictions and Disclosure Certification

California Department of Health Services - Special Terms and Conditions- Federal	Exhibit D

1.	Federal Equal Opportunity Requirements

(Applicable to all federally funded agreements.)

a.	The Contractor will not discriminate against any employee or applicant for employment because of race, color, religion, sex, national origin, physical or mental handicap, disability, age or status as a disabled veteran or veteran of the Vietnam era. The Contractor will take affirmative action to ensure that qualified applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex, national origin, physical or mental handicap, disability, age or status as a disabled veteran or veteran of the Vietnam era. Such action shall include, but not be limited to the following: employment, upgrading, demotion or transfer; recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and career development opportunities and selection for training, including apprenticeship. The Contractor agrees to post in conspicuous places, available to employees and applicants for employment, notices to be provided by the Federal Government or DHS, setting forth the provisions of the Equal Opportunity clause, Section 503 of the Rehabilitation Act of 1973 and the affirmative action clause required by the Vietnam Era Veterans’ Readjustment Assistance Act of 1974 (38 U.S.C. 4212). Such notices shall state the Contractor’s obligation under the law to take affirmative action to employ and advance in employment qualified applicants without discrimination based on their race, color, religion, sex, national origin physical or mental handicap, disability, age or status as a disabled veteran or veteran of the Vietnam era and the rights of applicants and employees.

b.	The Contractor will, in all solicitations or advancements for employees placed by or on behalf of the Contractor, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex, national origin physical or mental handicap, disability, age or status as a disabled veteran or veteran of the Vietnam era.

c.	The Contractor will send to each labor union or representative of workers with which it has a collective bargaining agreement or other contract or understanding a notice, to be provided by the Federal Government or the State, advising the labor union or workers’ representative of the Contractor’s commitments under the provisions herein and shall post copies of the notice in conspicuous places available to employees and applicants for employment.

d.	The Contractor will comply with all provisions of and furnish all information and reports required by Section 503 of the Rehabilitation Act of 1973, as amended, the Vietnam Era Veterans’ Readjustment Assistance Act of 1974 (38 U.S.C. 4212) and of the Federal Executive Order No. 11246 as amended, including by Executive Order 11375, ‘Amending Executive Order 11246 Relating to Equal Employment Opportunity,’ and as supplemented by regulation at 41 CFR part 60, “Office of the Federal Contract Compliance Programs, Equal Employment Opportunity, Department of Labor,” and of the rules, regulations, and relevant orders of the Secretary of Labor.

e.	The Contractor will furnish all information and reports required by Federal Executive Order No. 11246 as amended, including by Executive Order 11375, ‘Amending Executive Order 11246 Relating to Equal Employment Opportunity,’ and as supplemented by regulation at 41 CFR part 60, “Office of the Federal Contract Compliance Programs, Equal Employment Opportunity, Department of Labor,” and the Rehabilitation Act of 1973, and by the rules, regulations, and orders of the Secretary of Labor, or pursuant thereto, and will permit access to its books, records, and accounts by the State and its designated representatives and the Secretary of Labor for purposes of investigation to ascertain compliance with such rules, regulations, and orders.

f.

In the event of the Contractor’s noncompliance with the requirements of the provisions herein or with any federal rules, regulations, or orders which are referenced herein, this agreement may be cancelled, terminated, or suspended in whole or in part and the Contractor may be declared ineligible for further federal and state contracts in accordance with procedures authorized in Federal Executive Order No. 11246 as amended and such other sanctions may be imposed and remedies invoked as provided in Federal Executive Order No. 11246 as amended, including by Executive Order 11375, ‘Amending Executive Order 11246 Relating to Equal Employment Opportunity,’ and as supplemented by regulation at 41 CFR part 60, “Office of the Federal

California Department of Health Services - Special Terms and Conditions- Federal	Exhibit D

Contract Compliance Programs, Equal Employment Opportunity, Department of Labor,” or by rule, regulation, or order of the Secretary of Labor, or as otherwise provided by law.

g.	The Contractor will include the provisions of Paragraphs a through g in every subcontract or purchase order unless exempted by rules, regulations, or orders of the Secretary of Labor issued pursuant to Federal Executive Order No. 11246 as amended, including by Executive Order 11375, ‘Amending Executive Order 11246 Relating to Equal Employment Opportunity,’ and as supplemented by regulation at 41 CFR part 60, “Office of the Federal Contract Compliance Programs, Equal Employment Opportunity, Department of Labor,” or Section 503 of the Rehabilitation Act of 1973 or (38 U.S.C. 4212) of the Vietnam Era Veteran’s Readjustment Assistance Act, so that such provisions will be binding upon each subcontractor or vendor. The Contractor will take such action with respect to any subcontract or purchase order as the Director of the Office of Federal Contract Compliance Programs or DHS may direct as a means of enforcing such provisions including sanctions for noncompliance provided, however, that in the event the Contractor becomes involved in, or is threatened with litigation by a subcontractor or vendor as a result of such direction by DHS, the Contractor may request in writing to DHS, who, in turn, may request the United States to enter into such litigation to protect the interests of the State and of the United States.

2.	Subcontract Requirements

(Applicable to agreements under which services are to be performed by subcontractors including independent consultants.)

a.	Prior written authorization will be required before the Contractor enters into or is reimbursed for any subcontract for services costing $5,000 or more. Except as indicated in Paragraph a(3) herein, when securing subcontracts for services exceeding $5,000, the Contractor shall obtain at least three bids or justify a sole source award.

(1)	The Contractor must provide in its request for authorization, all particulars necessary for evaluating the necessity or desirability of incurring such cost.

(2)	The State may identify the information needed to fulfill this requirement.

(3)	Subcontracts performed by the following entities or for the service types listed below are exempt from the bidding and sole source justification requirements:

(a)	A local governmental entity or the federal government,

(b)	A State college or university from any State,

(c)	A Joint Powers Authority,

(d)	An auxiliary organization of a California State University or a California community college,

(e)	A foundation organized to support the Board of Governors of the California Community Colleges,

(f)	An auxiliary organization of the Student Aid Commission established under Education Code § 69522,

(g)	Entities of any type that will provide subvention aid or direct services to the public,

(h)	Entities and/or service types identified as exempt from advertising in State Administrative Manual Section 1233 subsection 3. View this publication at the following Internet address: http://sam.dgs.ca.gov.

b.	DHS reserves the right to approve or disapprove the selection of subcontractors and with advance written notice, require the substitution of subcontractors and require the Contractor to terminate subcontracts entered into in support of this agreement.

(1)	Upon receipt of a written notice from DHS requiring the substitution and/or termination of a subcontract, the Contractor shall take steps to ensure the completion of any work in progress and select a replacement, if applicable, within 30 calendar days, unless a longer period is agreed to by DHS.

California Department of Health Services - Special Terms and Conditions- Federal	Exhibit D

c.	Actual subcontracts (i.e., written agreement between the Contractor and a subcontractor) of $5,000 or more are subject to the prior review and written approval of DHS. DHS may, at its discretion, elect to waive this right. All such waivers shall be confirmed in writing by DHS.

d.	Contractor shall maintain a copy of each subcontract entered into in support of this agreement and shall, upon request by DHS, make said copies available for approval, inspection, or audit.

e.	Sole responsibility rests with the Contractor to ensure that subcontractors, used in performance of this agreement, are paid in a timely manner. The timeliness of said payments may be affected by the timeliness of payments issued by DHS to the Contractor.

f.	The Contractor is responsible for all performance requirements under this agreement even though performance may be carried out through a subcontract.

g.	The Contractor shall ensure that all subcontracts for services include provision(s) requiring compliance with applicable terms and conditions specified in this agreement.

h.	The Contractor agrees to include the following clause, relevant to record retention, in all subcontracts for services:

“(Subcontractor Name) agrees to maintain and preserve, until three years after termination of (Agreement Number) and final payment from DHS, to permit DHS or any duly authorized representative, to have access to, examine or audit any pertinent books, documents, papers and records related to this subcontract and to allow interviews of any employees who might reasonably have information related to such records.”

i.	Unless otherwise stipulated in writing by DHS, the Contractor shall be the subcontractor’s sole point of contact for all matters related to performance and payment under this agreement.

j.	Contractor shall, as applicable, advise all subcontractors of their obligations pursuant to the following numbered provisions of this Exhibit: 1, 2, 3, 4, 5, 7, 8, 10, 12, 15, and 17.

3.	Income Restrictions

Unless otherwise stipulated in this agreement, the Contractor agrees that any refunds, rebates, credits, or other amounts (including any interest thereon) accruing to or received by the Contractor under this agreement shall be paid by the Contractor to DHS, to the extent that they are properly allocable to costs for which the Contractor has been reimbursed by DHS under this agreement.

4.	Audit and Record Retention

(Applicable to agreements in excess of $10,000.)

a.	The Contractor and/or Subcontractor shall maintain books, records, documents, and other evidence, accounting procedures and practices, sufficient to properly reflect all direct and indirect costs of whatever nature claimed to have been incurred in the performance of this agreement, including any matching costs and expenses. The foregoing constitutes “records” for the purpose of this provision.

b.	The Contractor’s and/or subcontractor’s facility or office or such part thereof as may be engaged in the performance of this agreement and his/her records shall be subject at all reasonable times to inspection, audit, and reproduction.

c.	Contractor agrees that DHS, the Department of General Services, the Bureau of State Audits, or their designated representatives including the Comptroller General of the United States shall have the right to review and to copy any records and supporting documentation pertaining to the performance of this agreement. Contractor agrees to allow the auditor(s) access to such records during normal business hours and to allow interviews of any employees who might reasonably have information related to such records. Further, the Contractor agrees to include a similar right of the State to audit records and interview staff in any subcontract related to performance of this agreement. (GC 8546.7, CCR Title 2, Section 1896).

California Department of Health Services - Special Terms and Conditions- Federal	Exhibit D

d.	The Contractor and/or Subcontractor shall preserve and make available his/her records (1) for a period of three years from the date of final payment under this agreement, and (2) for such longer period, if any, as is required by applicable statute, by any other provision of this agreement, or by subparagraphs (1) or (2) below.

(1)	If this agreement is completely or partially terminated, the records relating to the work terminated shall be preserved and made available for a period of three years from the date of any resulting final settlement.

(2)	If any litigation, claim, negotiation, audit, or other action involving the records has been started before the expiration of the three-year period, the records shall be retained until completion of the action and resolution of all issues which arise from it, or until the end of the regular three-year period, whichever is later.

e.	The Contractor and/or Subcontractor shall comply with the above requirements and be aware of the penalties for violations of fraud and for obstruction of investigation as set forth in Public Contract Code § 10115.10, if applicable.

f.	The Contractor and/or Subcontractor may, at its discretion, following receipt of final payment under this agreement, reduce its accounts, books and records related to this agreement to microfilm, computer disk, CD ROM, or other data storage medium. Upon request by an authorized representative to inspect, audit or obtain copies of said records, the Contractor and/or Subcontractor must supply or make available applicable devices, hardware, and/or software necessary to view, copy and/or print said records. Applicable devices may include, but are not limited to, microfilm readers and microfilm printers, etc.

5.	Site Inspection

The State, through any authorized representatives, has the right at all reasonable times to inspect or otherwise evaluate the work performed or being performed hereunder including subcontract supported activities and the premises in which it is being performed. If any inspection or evaluation is made of the premises of the Contractor or Subcontractor, the Contractor shall provide and shall require Subcontractors to provide all reasonable facilities and assistance for the safety and convenience of the authorized representatives in the performance of their duties. All inspections and evaluations shall be performed in such a manner as will not unduly delay the work.

6.	Federal Contract Funds

(Applicable only to that portion of an agreement funded in part or whole with federal funds.)

a.	It is mutually understood between the parties that this agreement may have been written before ascertaining the availability of congressional appropriation of funds, for the mutual benefit of both parties, in order to avoid program and fiscal delays which would occur if the agreement were executed after that determination was made.

b.	This agreement is valid and enforceable only if sufficient funds are made available to the State by the United States Government for the fiscal years covered by the term of this agreement. In addition, this agreement is subject to any additional restrictions, limitations, or conditions enacted by the Congress or any statute enacted by the Congress which may affect the provisions, terms or funding of this agreement in any manner.

c.	It is mutually agreed that if the Congress does not appropriate sufficient funds for the program, this agreement shall be amended to reflect any reduction in funds.

d.	DHS has the option to invalidate or cancel the agreement with 30-days advance written notice or to amend the agreement to reflect any reduction in funds.

California Department of Health Services - Special Terms and Conditions- Federal	Exhibit D

7.	Air or Water Pollution Requirements

Any federally funded agreement and/or subcontract in excess of $100,000 must comply with the following provisions unless said agreement is exempt under 40 CFR 15.5.

a.	Government contractors agree to comply with all applicable standards, orders, or requirements issued under section 306 of the Clean Air Act [42 U.S.C. 1857(h)], section 508 of the Clean Water Act (33 U.S.C. 1368), Executive Order 11738, and Environmental Protection Agency regulations (40 CFR part 15).

b.	Institutions of higher education, hospitals, nonprofit organizations and commercial businesses agree to comply with all applicable standards, orders, or requirements issued under the Clean Air Act (42 U.S.C. 7401 et seq.), as amended, and the Federal Water Pollution Control Act (33 U.S.C. 1251 et seq.), as amended.

8.	Confidentiality of Information

a.	The Contractor and its employees, agents, or subcontractors shall protect from unauthorized disclosure names and other identifying information concerning persons either receiving services pursuant to this agreement or persons whose names or identifying information become available or are disclosed to the Contractor, its employees, agents, or subcontractors as a result of services performed under this agreement, except for statistical information not identifying any such person.

b.	The Contractor and its employees, agents, or subcontractors shall not use such identifying information for any purpose other than carrying out the Contractor’s obligations under this agreement.

c.	The Contractor and its employees, agents, or subcontractors shall promptly transmit to the DHS program contract manager all requests for disclosure of such identifying information not emanating from the client or person.

d.	The Contractor shall not disclose, except as otherwise specifically permitted by this agreement or authorized by the client, any such identifying information to anyone other than DHS without prior written authorization from the DHS program contract manager.

e.	For purposes of this provision, identity shall include, but not be limited to name, identifying number, symbol, or other identifying particular assigned to the individual, such as finger or voice print or a photograph.

9.	Dispute Resolution Process

a.	A Contractor grievance exists whenever the Contract believes there is a dispute arising from DHS’ action in the administration of an agreement. If the Contractor believes there is a dispute or grievance between the Contractor and DHS, both parties shall follow the procedure outlined below.

(1)	The Contractor should first discuss the problem informally with the DHS program contract manager. If the problem cannot be resolved at this stage, the Contractor shall direct its grievance together with any evidence, in writing, to the program Branch Chief. The grievance shall state the issues in dispute, the legal authority or other basis for the Contractor’s position and the remedy sought. The Branch Chief shall make a determination on the problem within ten (10) working days after receipt of the written communication from the Contractor. The Branch Chief shall respond in writing to the Contractor indicating the decision and reasons therefore. Should the Contractor disagree with the Branch Chief’s decision, the Contractor may appeal to the second level.

(2)

The Contractor must prepare a letter indicating the reasons for disagreement with Branch Chief’s decision. The Contractor shall include with the letter a copy of the Contractor’s original statement of dispute with any supporting documents and a copy of the Branch Chief’s response. This letter shall be sent to the Deputy Director of the division in which the branch is organized within ten (10) working days from receipt of the Branch Chief’s decision. The

California Department of Health Services - Special Terms and Conditions- Federal	Exhibit D

Deputy Director of the division funding this agreement or his/her designee shall meet with the Contractor to review the issues raised. A written decision signed by the Deputy Director of the division funding this agreement or his/her designee shall be returned to the Contractor within twenty (20) working days of receipt of the Contractor’s letter.

b.	If the Contractor wishes to appeal the decision of the Deputy Director of the division funding this agreement or his/her designee, the Contractor shall follow the procedures set forth in Division 25.1 (commencing with Section 38050) of the Health and Safety Code and the regulations adopted thereunder. (Title 1, Subchapter 2.5, commencing with Section 251, California Code of Regulations.)

c.	Disputes arising out of an audit, examination of an agreement or other action not covered by subdivision (a) of Section 20204, of Chapter 2.1, Title 22, of the California Code of Regulations, and for which no procedures for appeal are provided in statute, regulation or the agreement, shall be handled in accordance with the procedures identified in Sections 51016 through 51047, Title 22, California Code of Regulations.

d.	Unless otherwise stipulated by DHS, dispute, grievance and/or appeal correspondence shall be directed to the DHS program contract manager.

10.	Human Subjects Use Requirements

(Applicable only to federally funded agreements/grants in which performance, directly or through a subcontract/subaward, includes any tests or examination of materials derived from the human body.)

By signing this agreement, Contractor agrees that if any performance under this agreement or any subcontract or subagreement includes any tests or examination of materials derived from the human body for the purpose of providing information, diagnosis, prevention, treatment or assessment of disease, impairment, or health of a human being, all locations at which such examinations are performed shall meet the requirements of 42 U.S.C. Section 263a (CLIA) and the regulations thereunder.

11.	Novation Requirements

If the Contractor proposes any novation agreement, DHS shall act upon the proposal within 60 days after receipt of the written proposal. DHS may review and consider the proposal, consult and negotiate with the Contractor, and accept or reject all or part of the proposal. Acceptance or rejection of the proposal may be made orally within the 60-day period and confirmed in writing within five days of said decision. Upon written acceptance of the proposal, DHS will initiate an amendment to this agreement to formally implement the approved proposal.

12.	Debarment and Suspension Certification

(Applicable to all agreements funded in part or whole with federal funds.)

a.	By signing this agreement, the Contractor/Grantee agrees to comply with applicable federal suspension and debarment regulations including, but not limited to 7 CFR Part 3017, 45 CFR 76, 40 CFR 32 or 34 CFR 85.

b.	By signing this agreement, the Contractor certifies to the best of its knowledge and belief, that it and its principals:

(1)	Are not presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded by any federal department or agency;

(2)

Have not within a three-year period preceding this application/proposal/agreement been convicted of or had a civil judgment rendered against them for commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, State or local) transaction or contract under a public transaction; violation of Federal

California Department of Health Services - Special Terms and Conditions- Federal	Exhibit D

or State antitrust statutes or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, or receiving stolen property;

(3)	Are not presently indicted for or otherwise criminally or civilly charged by a governmental entity (Federal, State or local) with commission of any of the offenses enumerated in Paragraph b(2) herein; and

(4)	Have not within a three-year period preceding this application/proposal/agreement had one or more public transactions (Federal, State or local) terminated for cause or default.

(5)	Shall not knowingly enter into any lower tier covered transaction with a person who is proposed for debarment under federal regulations (i.e., 48 CFR part 9, subpart 9.4), debarred, suspended, declared ineligible, or voluntarily excluded from participation in such transaction, unless authorized by the State.

(6)	Will include a clause entitled, “Debarment and Suspension Certification” that essentially sets forth the provisions herein, in all lower tier covered transactions and in all solicitations for lower tier covered transactions.

c.	If the Contractor is unable to certify to any of the statements in this certification, the Contractor shall submit an explanation to the DHS program funding this contract.

d.	The terms and definitions herein have the meanings set out in the Definitions and Coverage sections of the rules implementing Federal Executive Order 12549.

e.	If the Contractor knowingly violates this certification, in addition to other remedies available to the Federal Government, the DHS may terminate this agreement for cause or default.

13.	Covenant Against Contingent Fees

(Applicable only to federally funded agreements.)

The Contractor warrants that no person or selling agency has been employed or retained to solicit/secure this agreement upon an agreement of understanding for a commission, percentage, brokerage, or contingent fee, except bona fide employees or bona fide established commercial or selling agencies retained by the Contractor for the purpose of securing business. For breach or violation of this warranty, DHS shall have the right to annul this agreement without liability or in its discretion to deduct from the agreement price or consideration, or otherwise recover, the full amount of such commission, percentage, and brokerage or contingent fee.

14.	Performance Evaluation

(Not applicable to grant agreements.)

DHS may, at its discretion, evaluate the performance of the Contractor at the conclusion of this agreement. If performance is evaluated, the evaluation shall not be a public record and shall remain on file with DHS. Negative performance evaluations may be considered by DHS prior to making future contract awards.

15.	Officials Not to Benefit

No members of or delegate of Congress or the State Legislature shall be admitted to any share or part of this agreement, or to any benefit that may arise therefrom. This provision shall not be construed to extend to this agreement if made with a corporation for its general benefits.

California Department of Health Services - Special Terms and Conditions- Federal	Exhibit D

16.	Contract Uniformity (Fringe Benefit Allowability)

(Applicable only to nonprofit organizations.)

Pursuant to the provisions of Article 7 (commencing with Section 100525) of Chapter 3 of Part 1 of Division 101 of the Health and Safety Code, DHS sets forth the following policies, procedures, and guidelines regarding the reimbursement of fringe benefits.

a.	As used herein fringe benefits shall mean an employment benefit given by one’s employer to an employee in addition to one’s regular or normal wages or salary.

b.	As used herein, fringe benefits do not include:

(1)	Compensation for personal services paid currently or accrued by the Contractor for services of employees rendered during the term of this agreement, which is identified as regular or normal salaries and wages, annual leave, vacation, sick leave, holidays, jury duty and/or military leave/training.

(2)	Director’s and executive committee member’s fees.

(3)	Incentive awards and/or bonus incentive pay.

(4)	Allowances for off-site pay.

(5)	Location allowances.

(6)	Hardship pay.

(7)	Cost-of-living differentials

c.	Specific allowable fringe benefits include:

(1)	Fringe benefits in the form of employer contributions for the employer’s portion of payroll taxes (i.e., FICA, SUI, SDI), employee health plans (i.e., health, dental and vision), unemployment insurance, worker’s compensation insurance, and the employer’s share of pension/retirement plans, provided they are granted in accordance with established written organization policies and meet all legal and Internal Revenue Service requirements.

d.	To be an allowable fringe benefit, the cost must meet the following criteria:

(1)	Be necessary and reasonable for the performance of the agreement.

(2)	Be determined in accordance with generally accepted accounting principles.

(3)	Be consistent with policies that apply uniformly to all activities of the Contractor.

e.	Contractor agrees that all fringe benefits shall be at actual cost.

f.	Earned/Accrued Compensation

(1)	Compensation for vacation, sick leave and holidays is limited to that amount earned/accrued within the agreement term. Unused vacation, sick leave and holidays earned from periods prior to the agreement term cannot be claimed as allowable costs. See Provision f(3)(a) for an example.

(2)	For multiple year contracts, vacation and sick leave compensation, which is earned/accrued but not paid, due to employee(s) not taking time off may be carried over and claimed within the overall term of the multiple years of the agreement. Holidays cannot be carried over from one contract year to the next. See Provision f(3)(b) for an example.

(3)	For single year agreements, vacation, sick leave and holiday compensation that is earned/accrued but not paid, due to employee(s) not taking time off within the term of the agreement, cannot be claimed as an allowable cost. See Provision f(3)(c) for an example.

California Department of Health Services - Special Terms and Conditions- Federal	Exhibit D

(a)	Example No. 1:

If an employee, John Doe, earns/accrues three weeks of vacation and twelve days of sick leave each year, then that is the maximum amount that may be claimed during a contract period of one year. If John Doe has five weeks of vacation and eighteen days of sick leave at the beginning of the agreement, the Contractor during a one-year agreement term may only claim up to three weeks of vacation and twelve days of sick leave actually used by the employee. Amounts earned/accrued in periods prior to the beginning of the agreement are not an allowable cost.

(b)	Example No. 2:

If during a three-year (multiple year) agreement, John Doe does not use his three weeks of vacation in year one, or his three weeks in year two, but he does actually use nine weeks in year three; the Contractor would be allowed to claim all nine weeks paid for in year three. The total compensation over the three-year period cannot exceed 156 weeks (3 x 52 weeks).

(c)	Example No. 3:

If during a single year agreement, John Doe works fifty weeks and used one week of vacation and one week of sick leave and all fifty-two weeks have been billed to DHS, the remaining unused two weeks of vacation and seven days of sick leave may not be claimed as an allowable cost.

17.	Lobbying Restrictions and Disclosure Certification

(Applicable to federally funded contracts in excess of $100,000 per Section 1352 of the 31, U.S.C.)

a.	Certification and Disclosure Requirements

(1)	Each person (or recipient) who requests or receives a contract, subcontract, grant, or subgrant, which is subject to Section 1352 of the 31, U.S.C., and which exceeds $100,000 at any tier, shall file a certification (in the form set forth in Attachment 1, consisting of one page, entitled “Certification Regarding Lobbying”) that the recipient has not made, and will not make, any payment prohibited by Paragraph b of this provision.

(2)	Each recipient shall file a disclosure (in the form set forth in Attachment 2, entitled “Standard Form-LLL ‘disclosure of Lobbying Activities’”) if such recipient has made or has agreed to make any payment using nonappropriated funds (to include profits from any covered federal action) in connection with a contract or grant or any extension or amendment of that contract or grant, which would be prohibited under Paragraph b of this provision if paid for with appropriated funds.

(3)	Each recipient shall file a disclosure form at the end of each calendar quarter in which there occurs any event that requires disclosure or that materially affect the accuracy of the information contained in any disclosure form previously filed by such person under Paragraph a(2) herein. An event that materially affects the accuracy of the information reported includes:

(a)	A cumulative increase of $25,000 or more in the amount paid or expected to be paid for influencing or attempting to influence a covered federal action;

(b)	A change in the person(s) or individuals(s) influencing or attempting to influence a covered federal action; or

(c)	A change in the officer(s), employee(s), or member(s) contacted for the purpose of influencing or attempting to influence a covered federal action.

California Department of Health Services - Special Terms and Conditions- Federal	Exhibit D

(4)	Each person (or recipient) who requests or receives from a person referred to in Paragraph a(1) of this provision a contract, subcontract, grant or subgrant exceeding $100,000 at any tier under a contract or grant shall file a certification, and a disclosure form, if required, to the next tier above.

(5)	All disclosure forms (but not certifications) shall be forwarded from tier to tier until received by the person referred to in Paragraph a(1) of this provision. That person shall forward all disclosure forms to DHS program contract manager.

b.	Prohibition

Section 1352 of Title 31, U.S.C., provides in part that no appropriated funds may be expended by the recipient of a federal contract, grant, loan, or cooperative agreement to pay any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with any of the following covered federal actions: the awarding of any federal contract, the making of any federal grant, the making of any federal loan, entering into of any cooperative agreement, and the extension, continuation, renewal, amendment, or modification of any federal contract, grant, loan, or cooperative agreement.

California Department of Health Services - Special Terms and Conditions- Federal	Exhibit D

Attachment 1

STATE OF CALIFORNIA

DEPARTMENT OF HEALTH SERVICES

CERTIFICATION REGARDING LOBBYING

The undersigned certifies, to the best of his or her knowledge and belief, that:

(1) No Federal appropriated funds have been paid or will be paid, by or on behalf of the undersigned, to any person for influencing or attempting to influence an officer or employee of an agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with the making, awarding or entering into of this Federal contract, Federal grant, or cooperative agreement, and the extension, continuation, renewal, amendment, or modification of this Federal contract, grant, or cooperative agreement.

(2) If any funds other than Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency of the United States Government, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with this Federal contract, grant, or cooperative agreement, the undersigned shall complete and submit Standard Form LLL, “Disclosure of Lobbying Activities” in accordance with its instructions.

(3) The undersigned shall require that the language of this certification be included in the award documents for all subawards at all tiers (including subcontractors, subgrants, and contracts under grants and cooperative agreements) of $100,000 or more, and that all subrecipients shall certify and disclose accordingly.

This certification is a material representation of fact upon which reliance was placed when this transaction was made or entered into. Submission of this certification is a prerequisite for making or entering into this transaction imposed by Section 1352, Title 31, U.S.C., any person who fails to file the required certification shall be subject to a civil penalty of not less than $10,000 and not more than $100,000 for each such failure.

Name of Contractor	Printed Name of Person Signing for Contractor

Contract / Grant Number	Signature of Person Signing for Contractor

Date	Title

After execution by or on behalf of Contractor, please return to:

Department of Health Services (Name of the DHS program providing the funds) (Program’s Street Address, Room Number, and MS Code) P.O. Box 997413 Sacramento, CA 95899-7413

California Department of Health Services - Special Terms and Conditions- Federal	Exhibit D

Attachment 2

CERTIFICATION REGARDING LOBBYING	Approved by OMB
Complete this form to disclose lobbying activities pursuant to 31 U.S.C. 1352	0348-0046
(See reverse for public burden disclosure)

1. Type of Federal Action:		2. Status of Federal Action:		3. Report Type:
☐	a. contract b. grant c. cooperative agreement d. loan e. loan guarantee f. loan insurance	☐	a. bid/offer/application b. initial award c. post-award	☐	a. initial filing b. material change For Material Change Only: Year quarter date of last report

4.	Name and Address of Reporting Entity:		5.	If Reporting Entity in No. 4 is Subawardee, Enter Name and Address of Prime:
	☐ Prime	☐ Subawardee Tier , if known:

Congressional District, If known:			Congressional District, If known:

6.	Federal Department/Agency:		7.	Federal Program Name/Description: CDFA Number, if applicable:

8.	Federal Action Number, if known:		9.	Award Amount, if known:

10.	a. Name and Address of Lobbying Entity (If individual, last name, first name, MI):		b.	Name and Address of Lobbying Entity (If individual, last name, first name, MI):

(attach Continuation Sheets(s) SF-LLL-A, If necessary)

11.	Amount of Payment (check all that apply): $ ☐ actual ☐ planned		13.	Type of Payment (check all that apply): ☐ a. retainer ☐ b. one-time fee ☐ c. commission ☐ d. contingent fee ☐ e. deferred ☐ f. other, specify:
12.	Form of Payment (check all that apply): ☐ a. cash ☐ b. in-kind, specify: Nature Value

14.	Brief Description of Services Performed or to be Performed and Dates(s) of Service, including Officer(s), Employee(s), or Member(s) Contracted for Payment indicated in item 11:

(Attach Continuation Sheet(s) SF-LLL-A, If necessary)

15.	Continuation Sheet(s) SF-LLL-A Attached:	☐ Yes ☐ No

16.	Information requested through this form is authorized by Title 31, U.S.C., Section 1352. This disclosure of lobbying activities is a material representation of fact upon which reliance was placed by the tier above when this transaction was made or entered into. This disclosure is required pursuant to Title 31, U.S.C., Section 1352. This information will be reported to the Congress semiannually and will be available for public inspection. Any person who fails to file the required disclosure shall be subject to a civil penalty of not less than $19,000 and not more than $100,000 for each such failure.	Signature: Print Name: Title: Telephone No.: Date:

Federal Use Only	Authorized for Local Reproduction Standard Form-LLL

California Department of Health Services - Special Terms and Conditions- Federal	Exhibit D

INSTRUCTIONS FOR COMPLETION OF SF-LLL, DISCLOSURE OF LOBBYING ACTIVITIES

This disclosure form shall be completed by the reporting entity, whether subawardee or prime federal recipients at the initiation or receipt of a covered federal action, or a material change to a previous filing, pursuant to Title 31, U.S.C., Section 1352. The filing of a form is required for each payment or agreement to make payment to any lobbying entity for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with a covered federal action. Use the SF - LLL- A Continuation Sheet for additional information if the space on the form is inadequate. Complete all items that apply for both the initial filing and material change report. Refer to the implementing guidance published by the Office of Management and Budget for additional information.

1.	Identify the type of covered federal action for which lobbying activity is and/or has been secured to influence the outcome of a covered federal action.

2.	Identify the status of the covered federal action.

3.	Identify the appropriate classification of this report. If this is a follow-up report caused by a material change to the information previously reported, enter the year and quarter in which the change occurred. Enter the date of the last previously submitted report by this reporting entity for this covered federal action.

4.	Enter the full name, address, city, state, and ZIP code of the reporting entity. Include Congressional District, if known. Check the appropriate classification of the reporting entity that designates if it is, or expects to be, a prime or subaward recipient. Identify the tier of the subawardee, e.g., the first subawardee of the prime is the 1st tier. Subawards include but are not limited to subcontracts, subgrants, and contract awards under grants.

5.	If the organization filing the report in Item 4 checks “Subawardee,” then enter the full name, address, city, state, and ZIP code of the prime federal recipient. Include Congressional District, if known.

6.	Enter the name of the federal agency making the award or loan commitment. Include at least one organizational level below agency name, if known. For example, Department of Transportation United States Coast Guard.

7.	Enter the federal program name or description for the covered federal action (Item 1). If known, enter the full Catalog of Federal Domestic Assistance (CDFA) number for grants, cooperative agreements, loans, and loan commitments.

8.	Enter the most appropriate federal identifying number available for the federal action identified in Item 1 (e.g., Request for Proposal (RFP) number; Invitation for Bid (IFB) number; grant announcement number; the contract grant, or loan award number; the application/proposal control number assigned by the federal agency). Include prefixes, e.g., “RFP-DE-90401.”

9.	For a covered federal action where there has been an award or loan commitment by the federal agency, enter the federal amount of the award/loan commitment for the prime entity identified in Item 4 or 5.

10.	(a)	Enter the full name, address, city, state, and ZIP code of the lobbying entity engaged by the reporting entity identified in Item 4 to influence the covered federal action.

10.	(b)	Enter the full names of the Individual(s) performing services and include full address if different from 10.(a). Enter last name, first name, and middle initial (MI).

11.	Enter the amount of compensation paid or reasonably expected to be paid by the reporting entity (Item 4) to the lobbying entity (Item 10). Indicate whether the payment has been made (actual) or will be made (planned). Check all boxes that apply. If this is a material change report, enter the cumulative amount of payment made or planned to be made.

12.	Check the appropriate box(es). Check all boxes that apply. If payment is made through an in-kind contribution, specify the nature and value of the in-kind payment.

13.	Check the appropriate box(es). Check all boxes that apply. If other, specify nature.

14.	Provide a specific and detailed description of the services that the lobbyist has performed, or will be expected to perform, and the date(s) of any services rendered. Include all preparatory and related activity, not just time spent in actual contact with federal officials, identify the federal official(s) or employee(s) contacted or the officer(s), employee(s), or Member(s) of Congress that were contacted.

15.	Check whether or not a SF-LLL-A Continuation Sheet(s) is attached.

16.	The certifying official shall sign and date the form, print his/her name, title, and telephone number.

Public reporting burden for this collection of information is estimated to average 30 minutes per response, including time for reviewing instruction, searching existing data sources, gathering and maintaining the data needed, and completing and renewing the collection of information. Send comments regarding the burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden to the Office of Management and Budget, Paperwork Reduction Project, (0348-0046), Washington, DC 20503.

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Exhibit E

Additional Provisions

1.	Additional Incorporated Exhibits

The following documents and any subsequent updates are not attached, but are incorporated herein and made a part hereof by this reference. These documents may be updated periodically by DHS, as required by program directives. DHS shall provide the Contractor with copies of said documents and any periodic updates thereto, under separate cover. DHS will maintain on file, all documents referenced herein and any subsequent updates.

1)	Medi-Cal Provider Manual

2)	Medi-Cal Provider Bulletins

2.	Contract Amendments

Should either party, during the term of this agreement, desire a change or amendment to the terms of this Agreement, such changes or amendments shall be proposed in writing to the other party, who will respond in writing as to whether the proposed changes/amendments are accepted or rejected. If accepted and after negotiations are concluded, the agreed upon changes shall be made through the State’s official agreement amendment process. No amendment will be considered binding on either party until it is formally approved by the State.

3.	Cancellation / Termination

A.	DHS reserves the right to cancel or terminate this agreement immediately for cause. The Contractor may submit a written request to terminate this agreement only if DHS substantially fails to perform its responsibilities as provided herein.

B.	The term “for cause” shall include any of the following definitions:

1.	The Contractor fails to meet the terms, conditions, and/or responsibilities of this agreement.

2.	A final non-appealable determination to deny, suspend or revoke a pharmacy license based on any of the grounds as identified in Business and Professions Code, commencing with Section 4000, has occurred.

3.	There is a material discrepancy in any material information provided to DHS, including the requirements for enrollment or contract requirements, that is discovered after the Contractor has been enrolled as a Medi-Cal provider, or after the contract has been executed, that cannot be corrected because the discrepancy occurred in the past.

4.	The Contractor provided material information that was false or misleading at the time it was provided.

5.	The Contractor fails to possess either of the following:

a.	The appropriate licenses, permits, certificates, or other approvals needed to operate a pharmacy at the location identified in the contract or such other location following a relocation of the pharmacy not more than ten (10) miles from its previous location; or

b.	The business or zoning permits or other approvals necessary to operate a business at the location identified in the contract.

6.	The Contractor submits claims for payment that subject a provider to suspension under Welfare and Institutions Code Section 14043.61 and such sanction has not been removed following appeal as allowed by Welfare and Institutions Code Section 14043.61(b).

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Exhibit E

Additional Provisions

7.	The Contractor submits claims for payment for prescriptions rendered at a location other than the location for which the provider number was issued, except as authorized by DHS, in connection with the relocation of a pharmacy not more than ten (10) miles from its previous location, or pending issuance of a new provider number.

8.	The Contractor has not paid its fine, or has a debt due and owing, including overpayments and penalty assessments, to any federal, state, or local government entity that relates to Medicare, Medicaid, Medi-Cal, or any other federal or state health care program, and has not made satisfactory arrangements to fulfill the obligation or otherwise been excused by legal process from fulfilling the obligation.

9.	The Contractor has been found guilty and there has been rendered a final non-appealable determination for fraud or abuse by DHS or any other state, local, or federal government law enforcement agency pursuant to Subpart A (commencing with Section 455.12) of Part 455 of Title 42 of the Code of Federal Regulations (CFR).

10.	The Contractor has failed to comply with a request to enter, inspect, photograph or copy any records, reports, or other evidence, on an announced or unannounced basis.

11.	The Contractor has a license, certificate, or other approval to provide health care, which is revoked or suspended by a federal, California, or another state’s licensing, certification, or approval authority, has otherwise lost that license, certificate, or approval, or has surrendered that license, certificate, or approval while a disciplinary hearing on that license, certificate, or approval was pending.

12.	The contractor fails to remediate significant discrepancies in information provided to DHS by the Contractor or significant discrepancies that are discovered as a result of an announced or unannounced visit to the Contractor.

13.	The Contractor has been placed upon special claims review, on two or more occasions within a two-year period.

14.	The Contractor has been convicted of any felony or any misdemeanor involving fraud, abuse of the Medi-Cal program or any patient, or otherwise substantially related to the qualifications, functions, or duties of a provider of service, or in connection with the interference with or obstruction of any investigation into health care related fraud or abuse or that has been found liable for fraud or abuse in any civil proceeding, or that has entered into a settlement in lieu of conviction for fraud or abuse in any government program. If the Contractor is a clinic, group, corporation, or other association, conviction of any officer, director, or shareholder with a 5 percent or greater interest in that organization, of such a crime shall be cause for termination of the contract.

15.	The Director of DHS receives written notification from the Secretary of the United States Department of Health and Human Services that the Contractor has been suspended from participation in the Medicare or Medicaid programs.

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Exhibit E

Additional Provisions

16.	A final non-appealable determination that Contractor has violated any material provision of Chapter 7 (commencing with Section 14000) of Part 3 of Division 9 of the Welfare and Institutions Code or any rule or regulation promulgated pursuant to that chapter:
a.	Notwithstanding any other provision of this agreement, Contractor understands and agrees that if the Contractor is notified that the contract is terminated based upon any of the grounds listed in Exhibit E, Provision 3, Paragraph C, the Contractor’s exclusive remedy for the action, sanction or penalty which comprises the ground shall be the dispute resolution process provided for in this contract and shall not be any remedies, hearings or appeals set forth in the Business and Professions Code or the Welfare and Institutions Code or the regulations adopted thereunder.

b.	Notwithstanding any other provision of this agreement, proceedings to deny, suspend, or revoke a license under the Business and Professions Code, commencing with section 4000, based solely on exclusion under the Medicaid program shall be conducted in accordance with Health and Safety Code Section 100171.

C.	Agreement termination or cancellation shall be effective as of the date indicated in DHS’ notification to the Contractor. The notice shall stipulate any final performance, invoicing or payment requirements.

D.	Upon receipt of a notice of termination or cancellation, the Contractor shall take immediate steps to stop performance and to cancel or reduce subsequent agreement costs.

E.	In the event of early termination or cancellation, the Contractor shall be entitled to compensation for services performed satisfactorily under this agreement and expenses incurred up to the date of cancellation and any non-cancelable obligations incurred in support of this agreement.

4.	Avoidance of Conflicts of Interest by Contractor

A.	DHS intends to avoid any real or apparent conflict of interest on the part of the Contractor, subcontractors, or employees, officers and directors of the Contractor or subcontractors. Thus, DHS reserves the right to determine, at its sole discretion, whether any information, assertion or claim received from any source indicates the existence of a real or apparent conflict of interest; and, if a conflict is found to exist, to require the Contractor to submit additional information or a plan for resolving the conflict, subject to DHS review and prior approval.

B.	Conflicts of interest include, but are not limited to:

1)	An instance where the Contractor or any of its subcontractors, or any employee, officer, or director of the Contractor or any subcontractor has an interest, financial or otherwise, whereby the use or disclosure of information obtained while performing services under the contract would allow for private or personal benefit or for any purpose that is contrary to the goals and objectives of the contract.

2)	An instance where the Contractor’s or any subcontractor’s employees, officers, or directors use their positions for purposes that are, or give the appearance of being, motivated by a desire for private gain for themselves or others, such as those with whom they have family, business or other ties.

C.	If DHS is or becomes aware of a known or suspected conflict of interest, the Contractor will be given an opportunity to submit additional information or to resolve the conflict. A Contractor with a suspected conflict of interest will have five (5) working days from the date of notification of the conflict by DHS to provide complete information regarding the suspected conflict. If a conflict of interest is determined to exist by DHS and cannot be resolved to the satisfaction of DHS, the conflict will be grounds for terminating the contract. DHS may, at its discretion upon receipt of a written request from the Contractor, authorize an extension of the timeline indicated herein.

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Exhibit E

Additional Provisions

5.	Insurance Requirements

Contractor shall comply with the following insurance requirements:

A.	Commercial General Liability

The Contractor must furnish to DHS a certificate of insurance stating that commercial general liability insurance of not less than $1,000,000 per occurrence for bodily injury and property damage liability combined is presently in effect for the Contractor. The commercial general liability insurance policy shall include coverage for liabilities arising out of premises, operations, independent contractors, products, completed operations, personal and advertising injury, and liability assumed under an insured agreement. The commercial general liability insurance shall apply separately to each insured against whom claim is made or suit is brought subject to the Contractor’s limit of liability.

B.	The certificate of insurance must be issued by an insurance company acceptable to the Department of General Services (DGS) Office of Risk and Insurance Management or be provided through partial or total self-insurance acceptable to DGS.

C.	The certificate of insurance must include the following provisions:

1)	The insurer will not cancel the insured’s coverage without giving 10 days prior written notice to the California Department of Health Services, and

2)	The State of California, its officers, agents, employees, and servants are included as additional insureds, but only with respect to work performed for the State of California under this agreement.

D.	The Contractor agrees that the insurance required herein will remain in effect at all times during the term of the agreement. In the event said insurance coverage expires at any time or times during the term of this agreement, the Contractor agrees to provide, at least 30 calendar days before said expiration date, a new certificate of insurance evidencing insurance coverage as provided for herein for not less than the remainder of the term of the agreement or for a period of not less than one year. New certificates of insurance are subject to the approval of DGS, and the Contractor agrees that no work or services shall be performed prior to such approval. DHS may, in addition to any other remedies it may have, terminate this agreement on the occurrence of such event.

E.	DHS will not be responsible for any premiums, deductibles, or assessments on the insurance policy.

F.	Contractor also agrees to possess at the time the Contract is signed, and to maintain in good standing throughout the term of the Contract, workers compensation, liability and, if a licensed practitioner, professional liability insurance coverage from an authorized insurer. See Section 51200.01 of Title 22, California Code of Regulations.

6.	Contractor Costs

The Contractor shall be responsible for any and all costs to DHS associated with conducting a complaint investigation, imposition of sanctions, or conducting a hearing as required under Chapter

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Exhibit E

Additional Provisions

9, Division 2 of the Business and Professions Code. This cost is in addition to the payment of regulation and license fees. (See Business and Professions Code, section 4000, et seq.)

7.	Background Checks and Fingerprinting

The State reserves the right to conduct a background check on the Contractor and/or the Contractor’s employees, as the State deems necessary during the term of the Contract. The background check may include, but is not limited to, the following:

A.	Onsite inspection

B.	Review of business records

C.	Data searches

D.	Fingerprinting of the Contractor and any employee or owner and clearance by the State through the Department of Justice, Bureau of Criminal Identification and Information

8.	Contractor Fraud and Abuse

Contractor agrees that it shall not engage in or commit fraud or abuse. “Fraud” means an intentional deception or misrepresentation made by a person with the knowledge that the deception could result in some unauthorized benefit to himself or herself or some other person. It includes any act that constitutes fraud under applicable federal or state law. “Abuse” means either: (1) practices that are inconsistent with sound fiscal or business practices and result in unnecessary cost to the Medicare program, the Medi-Cal program, another state’s Medicaid program, or other health care programs operated, or financed in whole or in part, by the federal government or any state or local agency in this state or any other state; or (2) practices that are inconsistent with sound medical practices and result in reimbursement by the Medi-Cal program or other health care programs operated, or financed in whole or in part, by the federal government or any state or local agency in this state or any other state, for services that are unnecessary or for substandard items or services that fail to meet professionally recognized standards for health care.

9.	Contractor Fraud or Abuse Convictions and/or Civil Fraud or Abuse Liability

Contractor agrees that it and its officers, directors, employees, and agents have not: (1) been convicted of any felony or misdemeanor involving fraud or abuse in any government program, within the last ten years; or (2) been convicted of any felony or misdemeanor involving the abuse of any patient; or (3) been convicted of any felony or misdemeanor substantially related to the qualifications, functions, or duties of a Medi-Cal provider; or (4) entered into a settlement in lieu of conviction for fraud or abuse, within the last ten years; or, (5) been found liable for fraud or abuse in any civil proceeding, within the last ten years. Contractor further acknowledges that Contractor has not, within the last ten years, been convicted of any felony or misdemeanor involving fraud or abuse in any government program, has not entered into a settlement in lieu of conviction for fraud or abuse, and has not been found liable for fraud or abuse in any civil proceeding.

10.	Changes to Contractor Information

Contractor agrees to notify DHS’ Provider Enrollment Branch and the Pharmacy Policy Unit, in writing on a form or forms to be specified by DHS within 35 days, of any changes to the information contained in this Agreement.

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Exhibit E

Additional Provisions

11.	Compliance with All Applicable Laws

Contractor shall comply with all applicable laws including Chapter 7 of Part 3 of Division 9 of the Welfare and Institutions Code; the Board of Pharmacy Laws, found at Business and Professions Code Section 4000 et seq.; Board of Pharmacy regulations, found at California Code of Regulations, Title 16, Section 1700 et seq.; and the California Uniform Controlled Substances Act, found at Health and Safety Code 11000 et seq.

12.	Change of Ownership

Contractor shall notify DHS in writing of any changes in ownership within 30 days of said change. DHS reserves the right to terminate the contract upon a major change of ownership. If Contractor is a corporation that is not a “close corporation,” as defined in Corporations Code Section 158, then this provision shall be void ab initio.

13.	Suspension from Medicare Program

Contractor shall notify DHS within 5 business days if it becomes suspended from participation in the Medicare program.

14.	Revocation or Suspension of License or Certification

Contractor represents that it has not in the past and during the period of this Agreement shall not have a federal, California, or another state’s licensing, certification, or approval authority’s license, certificate, or other approval to provide health care services revoked or suspended; nor has Contractor lost that/those license(s), Certificate(s), or approval(s) while a disciplinary hearing on that license, certificate, or approval was pending.

15.	Restriction on License or Certification

Contractor agrees to notify DHS within 10 business days of learning that a restriction has been placed on Contractor’s license, certificate, or other approval to provide health care and to provide DHS with complete information related to any restriction to, or revocation or loss of, Contractor’s license, certificate, or other approval to provide health care services.

16.	Remediation of Discrepancies

Contractor agrees to remediate discrepancies that are discovered as a result of an unannounced visit to Contractor.

17.	Failure to Pay Fines

Contractor represents that it has not in the past and during the period of this Agreement shall not fail to pay fines, penalties or overpayments assessed by the Medicare or Medicaid program.

18.	Additional Sanctions and Penalties

Contractor understands and agrees that, in lieu of or in addition to any actions authorized under this contract, Contractor shall be subject to any action, sanction or penalty authorized under Chapter 9 (commencing with Section 4000) of Division 2 of the Business and Professions Code and the regulations adopted thereunder and Chapter 7 (commencing with Section 14000) of Part 3 of Division 9 of the Welfare and Institutions Code or the regulations adopted thereunder, including but not limited to, utilization controls; special claims review; withholding of payments; suspension, temporary or not; civil money penalties; and recoupment of overpayments.

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Exhibit E

Additional Provisions

19.	Welfare and Institutions Code Sections 14199 through 14199.3

Exhibit C is incorporated to the extent not in conflict with any other provision of this agreement or with Welfare and Institutions Code Sections 14199 through 14199.3.

20.	Contractor Certification Clauses

Paragraphs 3, 5, 7, and 8 to the Contractor Certification Clauses (Form CCC-304) and paragraph 1 of the section, “Doing Business with the State of California,” contained in Form CCC-304, do not apply to this Agreement, which is exempt from the applicable sections of the Public Contract Code.

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Exhibit F

HIPAA Business Associate Addendum

1.	Recitals

A.	This Agreement has been determined to constitute a business associate relationship under the Health Insurance Portability and Accountability Act (“HIPAA”) and its implementing privacy and security regulations at 45 CFR Parts 160 and 164 (“the HIPAA regulations:”).

B.	DHS wishes to disclose to Business Associate certain information pursuant to the terms of this Agreement, some of which may constitute Protected Health Information (“PHI”).

C.	“Protected Health Information” or “PHI” means any information, whether oral or recorded in any form or medium that relates to the past, present, or future physical or mental condition of an individual, the provision of health and dental care to an individual, or the past, present, or future payment for the provision of health and dental care to an individual; and that identifies the individual or with respect to which there is a reasonable basis to believe the information can be used to identify the individual. PHI shall have the meaning given to such term under HIPAA and HIPAA regulations, as the same may be amended from time to time.

D.	Under this Agreement, Contractor is the Business Associate of DHS and provides services, arranges, performs or assists in the performance of functions or activities on behalf of DHS and uses or discloses PHI.

E.	DHS and Business Associate desire to protect the privacy and provide for the security of PHI disclosed pursuant to this Agreement, in compliance with HIPAA and HIPAA regulations and other applicable laws.

F.	The purpose of the Addendum is to satisfy certain standards and requirements of HIPAA and the HIPAA regulations.

G.	The terms used in this Addendum, but not otherwise defined, shall have the same meanings as those terms in the HIPAA regulations.

In exchanging information pursuant to this Agreement, the parties agree as follows:

2.	Permitted Uses and Disclosures of PHI by Business Associate.

A.	Permitted Uses and Disclosures. Except as otherwise indicated in this Addendum, Business Associate may use or disclose PHI only to perform functions, activities or services specified in this Agreement, for, or on behalf of DHS, provided that such use or disclosure would not violate the HIPAA regulations, if done by DHS.

B.	Specific Use and Disclosure Provisions. Except as otherwise indicated in this Addendum, Business Associate may:

(1)

Use and disclose for management and administration. Use and disclose PHI for the proper management and administration of the Business Associate or to carry out the legal responsibilities of the Business Associate, provided that disclosures are required by law, or the Business Associate obtains reasonable assurances from the person to whom the information is disclosed that it will remain confidential and will be used or further disclosed only as required by law or for the purpose for which it was disclosed to the person, and the

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Exhibit F

HIPAA Business Associate Addendum

person notifies the Business Associate of any instances of which it is aware that the confidentiality of the information has been breached.

(2)	Provision of Data Aggregation Services. Use PHI to provide data aggregation services to DHS. Data aggregation means the combining of PHI created or received by the Business Associate on behalf of DHS with PHI received by the Business Associate in its capacity as the Business Associate of another covered entity, to permit data analyses that relate to the health care operations of DHS.

3.	Responsibilities of Business Associate.

Business Associate agrees:

A.	Nondisclosure. Not to use or disclose Protected Health Information (PHI) other than as permitted or required by this Agreement or as required by law.

B.	Safeguards. To implement administrative, physical, and technical safeguards that reasonably and appropriately protect the confidentiality, integrity, and availability of the protected health information, including electronic PHI, that it creates, receives, maintains or transmits on behalf of DHS; and to prevent use or disclosure of PHI other than as provided for by this Agreement. Business Associate shall develop and maintain a written information privacy and security program that includes administrative, technical and physical safeguards appropriate to the size and complexity of the Business Associate’s operations and the nature and scope of its activities. Business Associate will provide DHS with information concerning such safeguards as DHS may reasonably request from time to time.

C.	Mitigation of Harmful Effects. To mitigate, to the extent practicable, any harmful effect that is known to Business Associate of a use or disclosure of PHI by Business Associate or its subcontractors in violation of the requirements of this Addendum.

D.	Reporting of Improper Disclosures. To report to DHS within twenty-four (24) hours during a work week, of discovery by Business Associate that PHI has been used or disclosed other than as provided for by this Agreement and this Addendum.

E.	Business Associate’s Agents. To ensure that any agents, including subcontractors, to whom Business Associate provides PHI received from or created or received by Business Associate on behalf of DHS, agree to the same restrictions and conditions that apply to Business Associate with respect to such PHI; and to incorporate, when applicable, the relevant provisions of this Addendum into each subcontract or subaward to such agents or subcontractors.

F.	Availability of Information to DHS and Individuals. To provide access as DHS may require, and in the time and manner designated by DHS (upon reasonable notice and during Business Associate’s normal business hours) to PHI in a Designated Record Set, to DHS (or, as directed by DHS), to an Individual, in accordance with 45 CFR Section 164.524. Designated Record Set means the group of records maintained for DHS that includes medical, dental and billing records about individuals; enrollment, payment, claims adjudication, and case or medical management systems maintained for DHS health plans; or those records used to make decisions about individuals on behalf of DHS. Business Associate shall use the forms and processes developed by DHS for this purpose and shall respond to requests for access to records transmitted by DHS

Medicine Made Easy

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Exhibit F

HIPAA Business Associate Addendum

within 15 days of receipt of the request by producing the records or verifying that there are none.

G.	Amendment of PHI. To make any amendment(s) to PHI that DHS directs or agrees to pursuant to 45 CFR Section 164.526, in the time and manner designated by DHS.

H.	Internal Practices. To make Business Associate’s internal practices, books and records relating to the use and disclosure of PHI received from DHS, or created or received by Business Associate on behalf of DHS, available to DHS or to the Secretary of the U.S. Department of Health and Human Services in a time and manner designated by DHS or by the Secretary, for purposes of determining DHS’s compliance with the HIPAA regulations.

I.	Documentation of Disclosures. To document and make available to DHS or (at the direction of DHS) to an Individual such disclosures of PHI, and information related to such disclosures, necessary to respond to a proper request by the subject Individual for an accounting of disclosures of PHI, in accordance with 45 CFR 164.528.

J.	Notification of Breach. During the term of this Agreement, to notify DHS immediately upon discovery of any breach of security of PHI in computerized form if the PHI was, or is reasonably believed to have been, acquired by an unauthorized person. Immediate notification shall be made to the DHS duty officer by pager at 916-328-3605. Written notice shall be provided to the DHS Security Officer and the DHS Privacy Officer within two (2) business days of discovery. Business Associate shall take (i) prompt corrective action to cure any deficiencies and (ii) any action pertaining to such unauthorized disclosure required by applicable Federal and State laws and regulations. Business Associate shall investigate such breach and provide a written report of the investigation to the DHS Privacy Officer within thirty (30) working days of the discovery of the breach at the address below:

Privacy Officer

C/o Office of Legal Services

California Department of Health Services

P.O. Box 997413, MS 0011

Sacramento, CA 95899-7413

K.	Employee Training and Discipline. To train and use reasonable measures to ensure compliance with the requirements of this Addendum by employees who assist in the performance of functions or activities on behalf of DHS under this Agreement and use or disclose PHI; and discipline such employees who intentionally violate any provisions of this Addendum, including by termination of employment.

Medicine Made Easy

04-36125

Exhibit F

HIPAA Business Associate Addendum

4.	Obligations of DHS.

DHS agrees to:

A.	Notice of Privacy Practices. Provide Business Associate with the Notice of Privacy Practices that DHS produces in accordance with 45 CFR 164.520, as well as any changes to such notice. Visit this Internet address to view the most current Notice of Privacy Practices: http://www.dhs.ca.gov/hipaa.

B.	Permission by Individuals for Use and Disclosure of PHI. Provide the Business Associate with any changes in, or revocation of, permission by an Individual to use or disclose PHI, if such changes affect the Business Associate’s permitted or required uses and disclosures.

C.	Notification of Restrictions. Notify the Business Associate of any restriction to the use or disclosure of PHI that DHS has agreed to in accordance with 45 CFR 164.522, to the extent that such restriction may affect the Business Associate’s use or disclosure of PHI.

D.	Requests Conflicting with HIPAA Rules. Not request the Business Associate to use or disclose PHI in any manner that would not be permissible under the HIPAA regulations if done by DHS.

5.	Audits, Inspection and Enforcement.

From time to time, DHS may inspect the facilities, systems, books and records of Business Associate to monitor compliance with this Agreement and this Addendum. Business Associate shall promptly remedy any violation of any provision of this Addendum and shall certify the same to the DHS Privacy Officer in writing. The fact that DHS inspects, or fails to inspect, or has the right to inspect, Business Associate’s facilities, systems and procedures does not relieve Business Associate of its responsibility to comply with this Addendum, nor does DHS’s:

(a)	Failure to detect or

(b)	Detection, but failure to notify Business Associate or require Business Associate’s remediation of any unsatisfactory practices constitute acceptance of such practice or a waiver of DHS’s enforcement rights under this Agreement and this Addendum.

6.	Termination.

A.	Termination for Cause. Upon DHS’s knowledge of a material breach of this Addendum by Business Associate, DHS shall either:

(1)	Provide an opportunity for Business Associate to cure the breach or end the violation and terminate this Agreement if Business Associate does not cure the breach or end the violation within the time specified by DHS;

(2)	Immediately terminate this Agreement if Business Associate has breached a material term of this Addendum and cure is not possible; or

(3)	If neither cure nor termination are feasible, the DHS Privacy Officer shall report the violation to the Secretary of the U.S. Department of Health and Human Services.

Medicine Made Easy

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Exhibit F

HIPAA Business Associate Addendum

B.	Judicial or Administrative Proceedings. DHS may terminate this Agreement, effective immediately, if (i) Business Associate is found guilty in a criminal proceeding for a violation of the HIPAA Privacy or Security Rule or (ii) a finding or stipulation that the Business Associate has violated a privacy or security standard or requirement of HIPAA, or other security or privacy laws is made in an administrative or civil proceeding in which the Business Associate is a party.

C.	Effect of Termination. Upon termination or expiration of this Agreement for any reason, Business Associate shall return or destroy all PHI received from DHS (or created or received by Business Associate on behalf of DHS) that Business Associate still maintains in any form, and shall retain no copies of such PHI or, if return or destruction is not feasible, it shall continue to extend the protections of this Addendum to such information, and limit further use of such PHI to those purposes that make the return or destruction of such PHI infeasible. This provision shall apply to PHI that is in the possession of subcontractors or agents of Business Associate.

7.	Miscellaneous Provisions.

A.	Disclaimer. DHS makes no warranty or representation that compliance by Business Associate with this Addendum, HIPAA or the HIPAA regulations will be adequate or satisfactory for Business Associate’s own purposes or that any information in Business Associate’s possession or control, or transmitted or received by Business Associate, is or will be secure from unauthorized use or disclosure. Business Associate is solely responsible for all decisions made by Business Associate regarding the safeguarding of PHI.

B.	Amendment. The parties acknowledge that Federal and State laws relating to electronic data security and privacy are rapidly evolving and that amendment of this Addendum may be required to provide for procedures to ensure compliance with such developments. The parties specifically agree to take such action as is necessary to implement the standards and requirements of HIPAA, the HIPAA regulations and other applicable laws relating to the security or privacy of PHI. Upon DHS’s request, Business Associate agrees to promptly enter into negotiations with DHS concerning an amendment to this Addendum embodying written assurances consistent with the standards and requirements of HIPAA, the HIPAA regulations or other applicable laws. DHS may terminate this Agreement upon thirty (30) days written notice in the event (i) Business Associate does not promptly enter into negotiations to amend this Addendum when requested by DHS pursuant to this Section or (ii) Business Associate does not enter into an amendment providing assurances regarding the safeguarding of PHI that DHS in its sole discretion, deems sufficient to satisfy the standards and requirements of HIPAA and the HIPAA regulations.

C.	Assistance in Litigation or Administrative Proceedings. Business Associate shall make itself, and use its best efforts to make any subcontractors, employees or agents assisting Business Associate in the performance of its obligations under this Agreement, available to DHS at no cost to DHS to testify as witnesses, or otherwise, in the event of litigation or administrative proceedings being commenced against DHS, its directors, officers or employees for claimed violation of HIPAA, the HIPAA regulations or other laws relating to security and privacy based upon actions or inactions of the Business Associate and/or its subcontractor, employee, or agent, except where Business Associate or its subcontractor, employee or agent is a named adverse party.

Medicine Made Easy

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Exhibit F

HIPAA Business Associate Addendum

D.	No Third-Party Beneficiaries. Nothing express or implied in the terms and conditions of this Addendum is intended to confer, nor shall anything herein confer, upon any person other than DHS or Business Associate and their respective successors or assignees, any rights, remedies, obligations or liabilities whatsoever.

E.	Interpretation. The terms and conditions in this Addendum shall be interpreted as broadly as necessary to implement and comply with HIPAA, the HIPAA regulations and applicable State laws. The parties agree that any ambiguity in the terms and conditions of this Addendum shall be resolved in favor of a meaning that complies and is consistent with HIPAA and the HIPAA regulations.

F.	Regulatory References. A reference in the terms and conditions of this Addendum to a section in the HIPAA regulations means the section as in effect or as amended.

G.	Survival. The respective rights and obligations of Business Associate under Section 6.C of this Addendum shall survive the termination or expiration of this Agreement.

H.	No Waiver of Obligations. No change, waiver or discharge of any liability or obligation hereunder on any one or more occasions shall be deemed a waiver of performance of any continuing or other obligation, or shall prohibit enforcement of any obligation, on any other occasion.